UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 30, 2009
Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501

(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911

Registrant’s telephone number, including area code
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Air Products and Chemicals, Inc., (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (“Q1 2009 10-Q”) on January 30, 2009. Pursuant to the Securities and Exchange Commission’s XBRL (Extensible Business Reporting Language) voluntary filing program, the Company has attached as Exhibit 100 to this Current Report on Form 8-K the following financial statements from the Company’s Q1 2009 10-Q, formatted in XBRL: (i) Consolidated Income Statements for the three months ended December 31, 2008 and 2007; (ii) Consolidated Balance Sheets as of December 31, 2008 and September 30, 2008; (iii) Consolidated Statements of Cash Flows for the three months ended December 31, 2008 and 2007; (iv) Consolidated Comprehensive Income Statements for the three months ended December 31, 2008 and 2007; and (v) Notes to Consolidated Financial Statements.
Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
100.	The following financial statements from the Company’s Q1 2009 10-Q, filed on January 30, 2009, formatted in XBRL: (i) Consolidated Income Statements for the three months ended December 31, 2008 and 2007; (ii) Consolidated Balance Sheets as of December 31, 2008 and September 30, 2008; (iii) Consolidated Statements of Cash Flows for the three months ended December 31, 2008 and 2007; (iv) Consolidated Comprehensive Income Statements for the three months ended December 31, 2008 and 2007; and (v) Notes to Consolidated Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)
Dated: March 30, 2009	By:	/s/ Paul E. Huck
Paul E. Huck
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

100
The following financial statements from the Company’s Q1 2009 10-Q, filed on January 30, 2009, formatted in XBRL: (i) Consolidated Income Statements for the three months ended December 31, 2008 and 2007; (ii) Consolidated Balance Sheets as of December 31, 2008 and September 30, 2008; (iii) Consolidated Statements of Cash Flows for the three months ended December 31, 2008 and 2007; and (iv) Consolidated Comprehensive Income Statements for the three months ended December 31, 2008 and 2007; and (v) Notes to Consolidated Financial Statements.

100.INS      XBRL Instance Document
100.SCH     XBRL Taxonomy Extension Schema Document
100.CAL     XBRL Taxonomy Extension Calculation Linkbase Document
100.LAB     XBRL Taxonomy Extension Label Linkbase Document
100.PRE      XBRL Taxonomy Extension Presentation Linkbase Document
100.DEF      XBRL Taxonomy Extension Definition Linkbase Document

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